UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2021

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)
------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Name of Each Exchange on Which Registered:	Trading Symbol
Common Stock, par value $0.01 per share	New York Stock Exchange	BR

Securities registered pursuant to Section 12(g) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Share Purchase Agreement and Warranty Deed

On March 27, 2021, Broadridge Financial Solutions, Inc., a Delaware corporation (“Broadridge” or the “Company”) and its wholly-owned subsidiary Broadridge Sweden Holdings AB (“BR Holdings”), a company incorporated under the laws of Sweden, entered into a share purchase agreement (the “Share Purchase Agreement”) with Cidron Delfi S.À R.L. (“Institutional Seller”), Itiviti Invest V AB (“MIP Seller”), Itiviti Intressenter AB (“KIP Seller”) and the individuals named therein (the “Individual Sellers” and collectively with the Institutional Seller, the MIP Seller and the KIP Seller, the “Sellers”) pursuant to which the Sellers have agreed to sell 100% of the issued and outstanding capital stock (the “Shares”) of Itiviti Holding AB, a company incorporated under the laws of Sweden (“Itiviti Holding”), to BR Holdings (the “Acquisition”).  Key persons engaged in the management of the operations of Itiviti Holding and its subsidiaries (the “Target Group”) (the “Management Warrantors”) have agreed to give certain warranties and a tax indemnity as set forth in the Warranty Deed, dated on the same date as the Share Purchase Agreement, by and between BR Holdings and the Management Warrantors (the “Warranty Deed”).

At the closing of the Acquisition (the “Closing”), Broadridge will acquire Itiviti Holding pursuant to the Share Purchase Agreement on a cash-free, debt-free basis, for the aggregate purchase price (the “Purchase Price”) payable by BR Holdings of EUR2.143 billion in cash (which amount includes funds required to repay all outstanding indebtedness of the Target Group at Closing), subject to certain adjustments as described in the Share Purchase Agreement. Broadridge is acting as guarantor of the obligations of BR Holdings under the Share Purchase Agreement, including payment of the Purchase Price. The Purchase Price will be funded by cash on hand, and new indebtedness.

The Closing is subject to customary closing conditions and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “Competition Condition”).

The Share Purchase Agreement contains certain warranties from BR Holdings and Broadridge confirming that they have and will have definitive loan agreements from financing sources and/or a letter from the financing banks in an amount sufficient, together with cash on hand, to fund the Purchase Price.  The Share Purchase Agreement contains customary title and capacity warranties from the Sellers. In addition, the Warranty Deed contains certain customary warranties and a tax indemnity from the Management Warrantors relating to the Target Group and its historic business and operations.  In addition, BR Holdings has obtained a warranty and indemnity insurance policy, which will provide coverage to BR Holdings in respect of  certain losses arising from breaches of the warranties and tax indemnity contained in the Share Purchase Agreement and the Warranty Deed.

The Share Purchase Agreement contains limited termination rights for each of BR Holdings and the Sellers (arising in certain specified circumstances only).  In particular, the Share Purchase Agreement will automatically terminate if the Competition Condition is not satisfied by June 15, 2021 (or such later date as agreed by the Institutional Seller and BR Holdings).  The Institutional Seller is entitled (but not obliged) to terminate the Share Purchase Agreement if proceedings or investigations regarding the transaction are commenced by regulatory authorities.

The Share Purchase Agreement has been approved by the board of directors of Broadridge, and the Acquisition is expected to close in the fourth quarter of Fiscal Year 2021, after the Competition Condition has been satisfied.

The descriptions of the Share Purchase Agreement and Warranty Deed above are summaries only, and are qualified in their entirety by reference to the Share Purchase Agreement and Warranty Deed, which are attached to this Form 8-K as Exhibits 2.1 and 10.1, respectively, and incorporated by reference herein. The representations and warranties contained in the Share Purchase Agreement were made solely for purposes of allocating contractual risks between the parties and not as a means of establishing facts. Such representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Share Purchase Agreement and shall not be relied on as factual information at the time they were made or otherwise. The Share Purchase Agreement may have different standards of materiality than under applicable securities laws.

Term Credit Agreement

Concurrently with the execution of the Share Purchase Agreement, on March 27, 2021, Broadridge entered into a term credit agreement (the “Term Credit Agreement”) among the Company, as borrower, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, providing for term loan commitments in an aggregate principal amount of $2.55 billion (“Term Commitments”). The Term  Commitments are comprised of a $1.0 billion U.S. dollar tranche (“Tranche 1”, and the term loans funded thereunder, the “Tranche 1 Loans”) and a $1.55 billion U.S. dollar tranche (“Tranche 2”, and the term loans funded thereunder, the “Tranche 2 Loans”; and the Tranche 2 Loans, together with the Tranche 1 Loans, the “Loans”). The Company expects to borrow the Loans on or shortly prior to the date the Acquisition is to be consummated. The Loans must be borrowed, if at all, in a single funding. Once borrowed, amounts repaid or prepaid in respect of such Loans may not be reborrowed. The Tranche 1 Loans will mature on the date that is 18 months after the date on which the Loans are borrowed (the “Funding Date”). The Tranche 2 Loans will mature on the third anniversary of the Funding Date. The proceeds of the Loans will be used by the Company to finance the Acquisition and pay certain fees and expenses in connection therewith.

The Company may permanently reduce outstanding unfunded Tranche 1 or Tranche 2 commitments and/or voluntarily prepay Loans at any time, in each case, in whole or in part and without premium or penalty (but subject to customary breakage provisions in respect of any such prepayments). In the event of receipt of cash proceeds by the Company or its subsidiaries from certain incurrences of indebtedness, certain equity issuances, and certain sales, transfers or other dispositions of assets, the Company will be required to permanently reduce outstanding unfunded Tranche 1 or Tranche 2 commitments and/or prepay outstanding Loans, in each case, subject to certain limitations and qualifications as set forth in the Term Credit Agreement. If the Funding Date occurs prior to the date of closing of the Acquisition (the “Closing Date”), then the Company must prepay the entire outstanding principal amount of all the Loans on the earliest of (i) if the Closing Date has not occurred on or prior to the 12th day after the Funding Date, the day that is three business days after such 12th day, (ii) if the Closing Date has not occurred on or prior to June 15, 2021, the third business day thereafter, and (iii) if the Share Purchase Agreement is terminated prior to the Closing Date, the third business day after such termination.

The Term Credit Agreement contains affirmative and negative covenants that the Company believes are usual and customary for transactions of this type. The negative covenants include, among other things, limitations on liens, subsidiary indebtedness, sale and leaseback transactions, restrictive agreements, transactions with affiliates, and certain mergers, consolidations and transfers of all or substantially all of the Company’s consolidated assets. The Term Credit Agreement also prohibits the Company from exceeding a maximum leverage ratio. Upon the occurrence of certain customary events of default set forth in the Term Credit Agreement, including payment defaults, breaches of covenants, a change of control, judgment defaults and cross acceleration or cross default under other material indebtedness of the Company, the Administrative Agent may with the consent, and upon the request, of a majority of the lenders accelerate repayment of the loans and cancel all of the commitments outstanding under the Term Credit Agreement. Upon certain insolvency and bankruptcy events of default, the Loans shall automatically accelerate and all of the outstanding commitments under the Term Credit Agreement shall be automatically cancelled. During the period between the Funding Date and the Closing Date, the exercise of rights and remedies in respect of certain events of default will be tolled.

The Company will pay a ticking fee on the outstanding unfunded Tranche 1 and Tranche 2 commitments at a rate of 11.0 basis points per annum (subject to step-ups to 20.0 basis points and a step-down to 9.0 basis points based on ratings) (the “Applicable Rate”), payable in arrears on the last day of the applicable accrual period. The ticking fee for each tranche will accrue at the Applicable Rate beginning on the date of the Term Credit Agreement and ending on the date of termination of the applicable commitment (whether as a result of the Funding Date or otherwise). The Tranche 1 Loans will initially bear interest at LIBOR plus 0.750% per annum (subject to step-ups to LIBOR plus 1.125% or a step-down to LIBOR plus 0.625% based on ratings). The Tranche 2 Loans will initially bear interest at LIBOR plus 0.875% per annum (subject to step-ups to LIBOR plus 1.250% or a step-down to LIBOR plus 0.750% based on ratings).

The foregoing description of the Term Credit Agreement is only a summary and is qualified in its entirety by reference to the full text of the Term Credit Agreement, which is attached as Exhibit 10.2 hereto and is hereby incorporated into this Item 1.01 by reference. The representations and warranties contained in the Term Credit Agreement were made solely for purposes of allocating contractual risks between the parties and not as a means of establishing facts. Such representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Term Credit Agreement and shall not be relied on as factual information at the time they were made or otherwise. The Term Credit Agreement may have different standards of materiality than under applicable securities laws.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in and incorporated into Item 1.01 above relating to the Term Credit Agreement is hereby incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

On March 29, 2021, the Company issued a press release announcing the execution of the Share Purchase Agreement and the Term Credit Agreement. The press release is furnished as Exhibit 99.1 to this Form 8-K.

On March 29, 2021, Broadridge hosted a conference call and webcast to discuss the Acquisition.  The slide presentation posted to Broadridge’s website at www.broadridge-ir.com in connection with the conference call is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (the “2020 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  All forward-looking statements speak only as of the date of this 8-K and are expressly qualified in their entirety by reference to the factors discussed in the 2020 Annual Report. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed.

Factors related to the transactions discussed in this Form 8-K that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

•	uncertainties as to the timing to consummate the potential transaction;
•	the risk that a condition to closing the potential transaction may not be satisfied;

•	the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties;
•	potential litigation relating to the potential transaction that could be instituted;
•	the effects of disruption to Broadridge’s or the Target Group’s respective businesses;
•	the impact of transaction costs;
•	Broadridge’s ability to achieve the benefits from the proposed transaction;
•	Broadridge’s ability to effectively integrate the acquired operations into its own operations;
•	the ability of Broadridge to retain and hire key Target Group personnel;
•	the effects of any unknown liabilities;
•	the diversion of management time on transaction-related issues; and
•	the failure to obtain any financing necessary to complete the acquisition.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include:

•
the potential impact and effects of the Covid-19 pandemic (“Covid-19”) on the business of Broadridge, Broadridge’s results of operations and financial performance, any measures Broadridge has and may take in response to Covid-19 and any expectations Broadridge may have with respect thereto;

•	the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients;
•
Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms;

•	a material security breach or cybersecurity attack affecting the information of Broadridge’s clients;
•	changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge;
•	declines in participation and activity in the securities markets;
•	the failure of Broadridge’s key service providers to provide the anticipated levels of service;
•	a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services;
•	overall market and economic conditions and their impact on the securities markets;
•	Broadridge’s failure to keep pace with changes in technology and the demands of its clients;
•	Broadridge’s ability to attract and retain key personnel;
•	the impact of new acquisitions and divestitures; and
•	competitive conditions.

There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of the 2020 Annual Report for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements.

Item 9.01.          Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
2.1*
Share Purchase Agreement dated March 27, 2021, by and among Broadridge Financial Solutions, Inc., Broadridge Sweden Holdings AB, Cidron Delfi S.À R.L., Itiviti Invest V AB, Itiviti Intressenter AB and Individual MIP Sellers named therein.

10.1*	Warranty Deed dated March 27, 2021 by and between Broadridge Sweden Holdings AB and persons listed therein as Management Warrantors.
10.2	Term Credit Agreement as of dated March 27, 2021, among Broadridge Financial Solutions, Inc., the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.
99.1	Press Release dated March 29, 2021.
99.2	Investor Presentation dated March 29, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits upon request. Pursuant to Item 601(a)(6) of Regulation S-K, certain information has been redacted or omitted and marked by brackets and asterisks.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 29, 2021

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam
Name:	Adam D. Amsterdam
Title:	Corporate Vice President and General Counsel